PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.1a-11(c) or ss.240.1a-12

                          LANDMARK GRAPHICS CORPORATION
                (Name of Registrant as Specified In Its Charter)

                          LANDMARK GRAPHICS CORPORATION
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2)
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3)
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

         Title of each class of securities to which transaction applies: Not applicable.

         Aggregate number of securities to which transaction applies: Not applicable.

         Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:* Not applicable.

         Proposed maximum aggregate value of transaction:  Not applicable.

    * Set forth amount on which the filing is calculated and state how it was determined.

[X] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         Amount previously paid: $125.

         Form, Schedule or Registration Statement No.: Preliminary Proxy Statement.

         Filing Party:  Landmark Graphics Corporation.

         Date Filed:  September 8, 1995.

September 28, 1995

Dear Fellow Stockholder:

         This year's Annual Meeting of Stockholders (the "Meeting") will be held on Thursday, November 16, 1995, at the offices of the Company at 15150 Memorial Drive, Houston, Texas, commencing at 10:00 a.m. local time. You are cordially invited to attend. The matters you will be asked to consider are described in the attached Proxy Statement and Notice of Annual Meeting. The Company's Board of Directors recommends election of management's seven nominees for the Board of Directors and approval of the amendment of the Company's Restated Certificate of Incorporation to increase the amount of Common Stock which the Company is authorized to issue.

         To be certain that your shares are voted at the Meeting, whether or not you plan to attend in person, please sign, date and return the enclosed proxy card as soon as possible. Your vote is important.

         At the Meeting, I will review the Company's activities during the past year and its plans and prospects for the future. An opportunity will be provided for questions by stockholders. I hope you will be able to join us.

                                             Sincerely,

                                             LANDMARK GRAPHICS CORPORATION

                                         /s/ ROBERT P. PEEBLER
                                             Robert P. Peebler
                                             President, Chief Executive Officer
                                              and Director

                         LANDMARK GRAPHICS CORPORATION
                              15150 MEMORIAL DRIVE
                              HOUSTON, TEXAS 77079

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD NOVEMBER 16, 1995

To the Stockholders of
LANDMARK GRAPHICS CORPORATION

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Landmark Graphics Corporation (the "Company") will be held on Thursday, November 16, 1995, at the offices of the Company, 15150 Memorial Drive, Houston, Texas, commencing at 10:00 a.m. local time, for the following purposes:

         (i) To elect seven directors to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualify;

         (ii) To consider and vote upon a proposal to amend the Company's Restated Certificate of Incorporation to increase the number of shares of Common Stock which the Company is authorized to issue from 21,400,000 shares to 50,000,000 shares; and

         (iii) To transact such other business as may properly come before the Meeting or any adjournment thereof.

         A copy of the Proxy Statement relating to the Meeting, in which the foregoing matters are described in more detail, and the Annual Report of Stockholders outlining the Company's operations for the fiscal year ended June 30, 1995, accompany this Notice of Annual Meeting of Stockholders.

         Only stockholders of record at the close of business on September 18, 1995 are entitled to notice of and to vote at the Meeting and any adjournment thereof. A list of such stockholders, arranged in alphabetical order and showing the address of and the number of shares registered in the name of each such stockholder, will be available for examination by any stockholder for any purpose germane to the Meeting during ordinary business hours for a period of at least ten days prior to the Meeting at the offices of the Company at 15150 Memorial Drive, Houston, Texas.

         Your vote is important. Whether or not you expect to be personally present at the Meeting, please complete, sign, date and return promptly the enclosed proxy in the enclosed pre-addressed, postage-paid return envelope.

                                        By Order of the Board of Directors

                                    /s/ PATTI L. MASSARO
                                        Patti L. Massaro
                                        Secretary
September 28, 1995

                         LANDMARK GRAPHICS CORPORATION
                              15150 MEMORIAL DRIVE
                              HOUSTON, TEXAS 77079

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD NOVEMBER 16, 1995

         This Proxy Statement and the accompanying form of proxy, Notice of Annual Meeting of Stockholders and letter to stockholders are first being mailed to stockholders of Landmark Graphics Corporation (the "Company") on or about September 28, 1995, in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the "Meeting") to be held at the Company's offices at 15150 Memorial Drive, Houston, Texas on Thursday, November 16, 1995, at 10:00 a.m.

                             SOLICITATION OF PROXIES

         The expense of the solicitation of proxies pursuant to this Proxy Statement will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by the directors, officers and employees of the Company by other means, including telephone, telegraph or in person. No special compensation will be paid to directors, officers or employees for the solicitation of proxies. To solicit proxies, the Company also will request the assistance of banks, brokerage houses and other custodians, nominees or fiduciaries, and, upon request, will reimburse such organizations or individuals for their reasonable expenses in forwarding soliciting materials to their principals and in obtaining authorization for the execution of proxies. The Company will also use the services of Corporate Investor Communications, Inc., a proxy solicitation firm, to assist in the solicitation of proxies. For such services the Company will pay a fee that is not expected to exceed $5,000, plus out-of-pocket expenses.

                               PURPOSE OF MEETING

         At the Meeting, action will be taken (i) to elect seven directors to hold office until the next annual meeting of stockholders and until their successors shall have been elected and qualify and (ii) to consider and vote upon a proposal to amend the Company's Restated Certificate of Incorporation, as amended (the "Restated Certificate"), to increase the number of shares of the Company's common stock, par value $.05 per share (the "Common Stock"), which the Company is authorized to issue from 21,400,000 shares to 50,000,000 shares. The Board of Directors does not know of any other matter that is to come before the Meeting. If any other matters are properly presented for consideration, however, the persons authorized by the enclosed proxy will have discretion to vote on such matters in accordance with their best judgment.

         Stockholders are urged to sign the accompanying form of proxy, solicited on behalf of the Board of Directors of the Company, and return it in the envelope provided for that purpose. Valid proxies will be voted at the Meeting and any adjournment or adjournments thereof in the manner specified therein. If no directions are given but proxies are executed in the manner set forth therein, such proxies will be voted FOR the election of the nominees for director set forth in this Proxy Statement and FOR the amendment of the Restated Certificate.
                               REVOCATION OF PROXY

         Any stockholder returning the accompanying proxy may revoke such proxy at any time prior to its exercise by giving written notice to the Secretary of the Company of such revocation, voting in person at the Meeting or executing and delivering to the Secretary of the Company a later-dated proxy.

                         QUORUM AND VOTING REQUIREMENTS

         Only stockholders of record as of the close of business on September 18, 1995 (the "Record Date"), are entitled to notice of and to vote at the Meeting or any adjournments thereof. As of the close of business on the Record Date, there were 17,298,159 shares of the Company's Common Stock issued and outstanding and entitled to vote. The Common Stock constitutes the only class of capital stock of the Company issued and outstanding. Each stockholder of record on the Record Date is entitled to one vote for each share of Common Stock held. A majority of the outstanding shares of Common Stock, represented in person or by proxy, will constitute a quorum at the Meeting; however, if a quorum is not present or represented at the Meeting, the stockholders entitled to vote thereat, present in person or represented by proxy, have the power to adjourn the Meeting from time to time, without notice, other than by announcement at the Meeting, until a quorum is present or represented. At any such adjourned Meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original Meeting.

         Each share of Common Stock may be voted to elect up to seven individuals (the number of directors to be elected) as directors of the Company. To be elected, each nominee must receive a majority of all votes cast with respect to such position as director. It is intended that, unless authorization to vote for one or more nominees for director is withheld, proxies will be voted FOR the election of all of the nominees named in this Proxy Statement.

         Approval of a majority of the issued and outstanding shares of Common Stock of the Company will be necessary for the amendment of the Restated Certificate.

         Votes cast by proxy or in person will be counted by two persons appointed by the Company to act as inspectors for the Meeting. The election inspectors will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for the purpose of determining the presence of a quorum and of determining the outcome of any matter submitted to the stockholders for a vote. Insofar as the amendment of the Restated Certificate requires the approval of a majority of the issued and outstanding Common Stock of the Company, abstentions will have the same legal effect as a vote AGAINST the matter.

         Broker non-votes occur where a broker holding stock in street name votes the shares on some matters but not others. Brokers are permitted to vote on routine, non-controversial proposals in instances where they have not received voting instructions from the beneficial owner of the stock but are not permitted to vote on non-routine matters. The missing votes on non-routine matters are deemed to be "broker non-votes." The election inspectors will treat broker non-votes as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. However, for the purpose of determining the outcome of any matter as to which the broker or nominee has indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

                              ELECTION OF DIRECTORS

         The Bylaws of the Company provide that the Board of Directors shall consist of not less than three nor more than seven members with the number of directors to be determined by resolution of the Board of Directors. The current Board of Directors consists of seven members. At the Meeting, seven directors, to hold office until the next annual meeting of stockholders and until their successors have been elected and qualify, are to be elected. Each of the nominees has consented to serve as a director if elected. If any of the nominees shall become unable or unwilling to stand for election as a director (an event not now anticipated by the Board of Directors), proxies will be voted for such substitute as may be designated by the Board of Directors. The following table sets forth for each nominee for election as a director of the Company his age, principal occupation, position with the Company, if any, and certain other information.

      NAME              AGE          PRINCIPAL OCCUPATION                    DIRECTOR SINCE
      ----              ---          --------------------                    --------------
Charles L. Blackburn    67  Since May 1995, Mr. Blackburn has been an        March 1993
                            independent consultant to energy companies.
                            From February 1987 to May 1995, Mr. Blackburn
                            was President and Chief Executive Officer
                            of Maxus Energy Corporation (formerly
                            Diamond Shamrock Corporation) and from April
                            1987 to May 1995 he was Chairman of the Board
                            of Directors of Maxus Energy Corporation. Mr.
                            Blackburn also serves as a director of Lone
                            Star Technologies, Inc.

S. Rutt Bridges         44  Mr. Bridges has served as Vice President of      March 1994
                            the Company since March 1994 and as Chief
                            Technology Officer of the Company since
                            July 1995.  From October 1980 to March 1994,
                            at which time Advance Geophysical Corporation
                            ("Advance Geophysical") merged into a wholly
                            owned subsidiary of the Company, Mr. Bridges
                            was Chairman of the Board and Chief Executive
                            Officer of Advance Geophysical, a supplier of
                            seismic processing software.

James A. Downing II     55  Mr. Downing has served as Vice President of      March 1993
                            the Company and President of the ZYCOR
                            Products Group since July 1994.  From July
                            1992 to July 1994, Mr. Downing served as
                            Executive Vice President - CAEX Product
                            Development of the Company and from November
                            1990 to July 1992, he served as President of
                            Landmark/ZYCOR, Inc., a wholly owned
                            subsidiary of the Company. Mr. Downing
                            co-founded ZYCOR, Inc., a developer of
                            geologic products for the energy industry and
                            the predecessor of Landmark/ZYCOR, Inc., in
                            June 1979.

                                        3

      NAME              AGE          PRINCIPAL OCCUPATION                    DIRECTOR SINCE
      ----              ---          --------------------                    --------------
Lucio L. Lanza          51  Since 1989, Mr. Lanza has been an independent    January 1992
                            consultant working with chief executive
                            officers and top management of semi-
                            conductor, communications and computer-
                            aided design companies in strategic
                            planning.  In 1991, he became a partner of
                            U.S. Venture Partners, a venture capital firm
                            managing investments in the high technology
                            and biotechnology fields.    Mr. Lanza is also
                            a consultant to Cadence Design Systems in the
                            areas of strategy and business development.

Theodore Levitt         70  Mr. Levitt joined the faculty of the  Harvard    December 1993
                            University Graduate School of Business
                            Administration in 1959, where he is
                            the Edward W. Carter Professor of Business
                            Administration, Emeritus.  From 1985 to 1989,
                            Mr. Levitt served as Editor of the Harvard
                            Business Review.  Mr. Levitt serves as a
                            director of Cordiant PLC, The Stride Rite
                            Corporation and Sanford C. Bernstein Fund.

Robert P. Peebler       48  Mr. Peebler has served as Chief Executive        August 1990
                            Officer of the Company since December
                            1992 and as President and Chief
                            Operating Officer of the Company since July
                            1992. From April 1989 to July 1992, Mr.
                            Peebler served as Vice President of the
                            Company.

Sam K. Smith            63  Mr. Smith has served as Chairman of the          September 1989
                            Board since December 1992.  Mr. Smith
                            is the Chairman of Merit Technology,
                            Inc., a military software company which he
                            co-founded in July 1984. On February 18,
                            1994, Merit Technology filed for protection
                            under Chapter 11 of the Bankruptcy Code
                            and on August 22, 1995, an order confirming
                            Merit Technology's Plan of Reorganization
                            was entered by the bankruptcy court.
                            Mr. Smith serves as a director of Convex
                            Computer Corporation, a supercomputer
                            manufacturing company.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During the fiscal year ended June 30, 1995, the Board of Directors held twelve regular meetings, four of which were teleconference meetings, and four special meetings, all of which were teleconference meetings. Each of the directors attended at least 75% of all meetings held by the Board of Directors and at least 75% of all meetings of each committee of the Board of Directors on which such director served during the fiscal year ended June 30, 1995.

         The Board of Directors has an Audit Committee and a Compensation Committee. The Company does not have a Nominating Committee.

         The Audit Committee currently consists of Messrs. Blackburn, Lanza, Levitt (Chairman) and Smith. The Audit Committee did not meet during the fiscal year ended June 30, 1995, but will meet prior to the Meeting. The function of the Audit Committee is to review the financial affairs and controls of the Company, to recommend to the Board of Directors independent accountants to audit the annual financial statements of the Company and its consolidated subsidiaries, to meet with the Company's independent accountants, to review the scope of the audit plan, to discuss with the independent accountants the results of the Company's annual audit and any related matters and to review transactions posing a potential conflict of interest among the Company and its directors, officers and affiliates.

         The Compensation Committee currently consists of Messrs. Blackburn (Chairman), Lanza, Levitt and Smith. The primary function of the Compensation Committee is to review all compensation programs, salary structures and matrices, and employee benefit packages, and, at least annually, the compensation of each officer of the Company. The Compensation Committee also administers the Company's various stock option and employee benefit plans. Subject to the terms of such plans, the Compensation Committee has the power to determine the individuals to whom options and other awards will be granted and the term during which and the rate at which an option or other award may be exercised. The Compensation Committee may modify, extend or renew outstanding options and other awards under certain of the plans; provided, however, that no modification may alter or impair any rights or obligations of any outstanding option or other award without the holder's consent. The Compensation Committee met four times during the fiscal year ended June 30, 1995.

COMPENSATION OF DIRECTORS

         Directors who are not officers of the Company are paid a $9,000 annual retainer and receive an additional fee of $1,000 for attending in person any regular or special meeting of the Board of Directors. The Company reimburses all directors for their expenses in attending meetings as well as other expenses incurred in connection with their service as directors of the Company. Messrs. Smith and Lanza also serve as consultants to the Company and received $33,000 and $24,000, respectively, during the fiscal year ended June 30, 1995 for their consulting services. Pursuant to an arrangement between the Company and Mr. Smith, effective January 1, 1995, Mr. Smith receives a total of $60,000 per year for his services as both a director of and consultant to the Company.

         Under the Company's Directors' Stock Option Plan (the "Directors' Plan"), each director who is a disinterested person within the meaning of
Section 16(b)-3(c)(2)(i) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and who has served on the Board of Directors for one full year is granted an option for 5,000 shares immediately following each annual meeting of stockholders. New directors are granted an option to purchase 15,000 shares immediately following the first annual meeting following election to the Board of Directors. The per share exercise price of each option granted under the Directors' Plan is equal to the closing price per share of Common Stock, as reported by the National Association of Securities Dealers Automated Quotation System (the "Nasdaq Stock Market"), for the business day immediately preceding the date of grant of an option. Fifty percent of the shares subject to each option vest on June 30 following the date of grant and 25% of the shares vest on June 30 of each of the two succeeding years. An option may be exercised only with respect to that portion of shares that has vested.

         Directors who act as consultants to the Company may be eligible for the grant of options under the Company's Consultants' Stock Option Plan. During the last fiscal year, no options were granted to directors under such plan.

                               EXECUTIVE OFFICERS

         The executive officers of the Company serve at the discretion of the Board of Directors and are chosen annually by the Board at its first meeting following the annual meeting of stockholders. The following table sets forth the names and ages of the executive officers of the Company and all positions held with the Company by each individual.

      NAME                       AGE             TITLE
      ----                       ---             -----
Robert P. Peebler..............  48     Chief Executive Officer, President
                                         and Chief Operating Officer
James A. Downing II............  55     Vice President
S. Rutt Bridges................  44     Vice President
Daniel L. Casaccia.............  46     Vice President - Human Resources
Henry P. Holland...............  46     Vice President
Patti L. Massaro...............  46     General Counsel and Corporate Secretary
Frank D. McMordie..............  53     Vice President
William H. Seippel.............  38     Vice President - Finance
                                         and Chief Financial Officer
William Trebinski..............  38     Vice President
Denese D. Van Dyne.............  40     Vice President - Corporate
                                        Communications

         For a description of the business experience of Messrs. Peebler, Downing and Bridges, see "Election of Directors."

         Daniel L. Casaccia has served as Vice President - Human Resources since January 1991. From September 1988 to January 1991, he was Vice President, Human Resources/Quality and Secretary of McDATA Corporation, an international computer networking and data communication company.

         Henry P. Holland has served as Vice President of the Company and President of the Integrated Solutions Group since January 1995. Prior to joining the Company, from 1990 to 1994, Mr. Holland held the positions of President and Chief Executive Officer (1993 to 1994), Chief Operating Officer (1991 to 1993) and Executive Vice President - Support and Development (1990 to 1991) with Dun & Bradstreet Software, a supplier of business software, systems and services.

         Patti L. Massaro has served as General Counsel and Corporate Secretary since March 1993. Prior to joining the Company, from 1991 to 1992, she served as legal consultant to corporate clients including Landmark and other software companies and oil field equipment and service companies. From 1989 to 1991, Ms. Massaro was General Counsel and Secretary for IMSL, Inc. (now known as Visual Numerics, Inc.), a developer and marketer of scientific and mathematical software.

         Frank D. McMordie has served as Vice President of the Company since September 1994 and as President of the Munro Garrett Products Group since July 1995. From July 1993 to September 1994, at which time Munro Garrett International, Inc. ("Munro Garrett") became an indirect, wholly owned subsidiary of the Company, Mr. McMordie was President and Chief Operating Officer of Munro Garrett. From November 1986 to July 1993, at which time Munro Engineering Inc. and Garrett Computing Systems, Inc. ("Garrett Computing") merged to form Munro Garrett, Mr. McMordie was Chairman, President and Chief Executive Officer of Garrett Computing.

         William H. Seippel has served as Vice President - Finance and Chief Financial Officer since July 1992. Prior to joining the Company, from August 1990 to July 1992, Mr. Seippel was Director of Finance for Covia, Inc., an affiliate of United Airlines. From April 1984 to August 1990, Mr. Seippel held the positions of Group Business Controller (1989 to 1990), Group Controller Sales/Marketing (1986 to 1989), and Product Line Controller (1984 to 1986) with Digital Equipment Corporation, a diversified computer manufacturer.

         William Trebinski has served as Vice President of the Company since August 1994 and as President of the Advance Products Group since July 1995. From December 1992 to August 1994, Mr. Trebinski served as Vice President and General Manager - Europe, Africa and Middle East Operations. From April 1992 to December 1992, he served as Sales Manager of Landmark/EAME, Ltd. Prior to joining the Company, from August 1990 to April 1992, Mr. Trebinski was Sales and Marketing Director and site manager for the European operations of Active Memory Technology, Ltd., a company engaged in the development and commercial exploitation of computer systems.

         Denese D. Van Dyne has served as Vice President - Corporate Communications of the Company since March 1995. From December 1994 to January 1995, Ms. Van Dyne was Vice President - Industry Relations for the Applications Management Group of Sterling Software, a Dallas-based software developer. From September 1993 to December 1994, at which time KnowledgeWare, Inc. ("KnowledgeWare"), a developer of application development software, was acquired by Sterling Software, Ms. Van Dyne was Director of Communications for KnowledgeWare. From April 1992 to August 1993, Ms. Van Dyne was Vice President of Crescent Communications, a high-technology marketing consulting firm in Atlanta, Georgia, and from June 1987 to December 1991, she was Marketing Communications Manager of the Electronic Design Division of Hewlett-Packard.

                             EXECUTIVE COMPENSATION

         The following table sets forth certain information with respect to annual and long-term compensation for services in all capacities for the years ended June 30, 1995, 1994 and 1993 paid to Robert P. Peebler, the Company's Chief Executive Officer, and the other four most highly compensated executive officers of the Company who were serving as such at June 30, 1995 (hereinafter collectively referred to as the "Named Officers"):

                         SUMMARY COMPENSATION TABLE (1)

                                                                              LONG-TERM
                                                  ANNUAL COMPENSATION        COMPENSATION
                                           -------------------------------   ------------
                                                                              NUMBER OF
                                                                              SECURITIES
         NAME AND                                             OTHER ANNUAL    UNDERLYING     ALL OTHER
    PRINCIPAL POSITION          YEAR       SALARY     BONUS   COMPENSATION     OPTIONS      COMPENSATION
    ------------------          ----       ------     -----   ------------    ----------    ------------
Robert P. Peebler,              1995     $325,000       ---        ---          130,000       $4,620(2)
  Chief Executive Officer       1994      237,500    $3,500        ---           60,000        3,836(2)
  and President                 1993      187,500       ---        ---           50,000        4,676(2)

S. Rutt Bridges,                1995      219,749       ---        ---              ---      406,620(3)
  Vice President                1994       50,000       ---        ---              ---      101,501(3)
                                1993          ---       ---        ---              ---          ---

James A. Downing II,            1995      190,000       ---        ---           10,000        4,620(2)
  Vice President                1994      154,750     2,590        ---           10,000        4,559(2)
                                1993      143,333       ---        ---              ---        4,313(2)

William Trebinski,              1995      175,091       ---        ---           40,000        4,620(4)
  Vice President                1994      119,409    17,435        ---           20,000        5,970(4)
                                1993       91,333    45,545        ---           41,500       16,036(4)

William H. Seippel,             1995      175,000       ---        ---           45,000        4,620(2)
  Vice President - Finance      1994      142,750     2,380        ---           15,000        4,559(2)
  and Chief Financial Officer   1993      128,583       ---        ---           60,000        7,539(2)

-------------------

(1) No information is provided for the fiscal years ended June 30, 1994 and June 30, 1993 for any Named Officer who was not an executive officer of the Company during the applicable fiscal year.

(2)   Consists of Company matching contributions to the Landmark Savings Plan.

(3) Includes $6,620 and $1,501 of matching contributions made by the Company to the Landmark Savings Plan for the fiscal years ended June 30, 1995 and June 30, 1994, respectively, and $400,000 and $100,000 of compensation allocable to a non-competition agreement between the Company and Mr. Bridges for the fiscal years ended June 30, 1995 and June 30, 1994, respectively.

(4)   Consists of Company matching contributions to a savings plan.

OPTION GRANTS

         The following table sets forth certain information regarding options granted to the Named Officers during the fiscal year ended June 30, 1995:

                        OPTION GRANTS IN LAST FISCAL YEAR

                                            INDIVIDUAL GRANTS
                      -----------------------------------------------------------
                                  PERCENT OF                                        POTENTIAL REALIZABLE VALUE AT
                       NUMBER OF     TOTAL                                             ASSUMED ANNUAL RATES OF
                      SECURITIES    OPTIONS     EXERCISE    MARKET                  STOCK PRICE APPRECIATION FOR
                      UNDERLYING  GRANTED TO      PRICE    PRICE  ON                         OPTION TERM (2)
                        OPTIONS   EMPLOYEES IN     PER      DATE OF    EXPIRATION     --------------------------
       NAME             GRANTED   FISCAL YEAR    SHARE (1)   GRANT        DATE             5%            10%
       ----           ---------   ------------   ---------  -------    ----------     ---------     ------------
Robert P. Peebler...    50,000        5.2%        $22.00     $22.00     08/18/04       $691,779      $1,753,100
                        80,000        8.3%         20.25      20.25     01/26/05      1,018,800       2,581,840
S. Rutt Bridges.....        --          --            --         --        --             --              --
James A. Downing II.    10,000        1.0%         20.25      20.25     01/26/05        127,350         322,730
William Trebinski...    20,000        2.1%         22.00      22.00     08/18/04        276,700         701,240
                        20,000        2.1%         20.25      20.25     01/26/05        254,700         645,460
William H. Seippel..    25,000        2.6%         22.00      22.00     08/18/04        345,875         876,550
                        20,000        2.1%         20.25      20.25     01/26/05        254,700         645,460
------------------

(1) The exercise price for the above options is equal to the closing market price on the business day immediately preceding the date of grant. The options vest in four equal annual installments over a four-year term.

(2) "Potential Realizable Value" is disclosed in response to Securities and Exchange Commission rules, which require such disclosure for illustrative purposes only, and is based on the difference between the potential market value of shares issuable (based upon assumed appreciation rates) upon exercise of such options and the exercise price of such options. The values disclosed are not intended to be, and should not be interpreted by stockholders as, representations or projections of future value of the Company's stock or of the stock price.

OPTION EXERCISES AND YEAR-END OPTION VALUES

         The following table sets forth certain information with respect to options exercised during the fiscal year ended June 30, 1995 by each of the Named Officers and the value of unexercised options held by each of the Named Officers at June 30, 1995:

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

                         OPTIONS EXERCISED IN FISCAL 1995       NUMBER OF SECURITIES     VALUE OF UNEXERCISED
                         --------------------------------      UNDERLYING UNEXERCISED   IN-THE-MONEY OPTIONS AT
                           SHARES                             OPTIONS AT JUNE 30, 1995      JUNE 30, 1995
                         ACQUIRED ON                              EXERCISABLE (E)           EXERCISABLE (E)
NAME                      EXERCISE         VALUE REALIZED        UNEXERCISABLE (U)        UNEXERCISABLE(U)(1)
----                      --------         --------------        -----------------        -------------------
Robert P. Peebler            0                    0                  162,500(E)              $1,608,751(E)
                                                                     217,500(U)               1,313,749(U)
S. Rutt Bridges             ---                  ---                        ---                        ---

James A.  Downing II         0                    0                   55,000(E)                 642,500(E)
                                                                      35,000(U)                 305,000(U)
William Trebinski          16,625              $137,578                5,875(E)                  40,015(E)
                                                                      76,625(U)                 520,265(U)
William H. Seippel          1,800                26,325               30,450(E)                 413,949(E)
                                                                      86,250(U)                 700,312(U)

--------------------
(1) Based on the difference between the closing price of the Common Stock on June 30, 1995 ($25.50 per share) and the exercise price of the option.

EMPLOYMENT AGREEMENTS

         Mr. Bridges is party to an Employment Agreement with the Company dated March 25, 1994 for a term expiring on March 31, 1999. The Employment Agreement provides that during the employment period and for a period of three years following the date of the Employment Agreement, Mr. Bridges will not engage in certain activities that may be deemed to be competitive with the Company. Pursuant to the Employment Agreement, Mr. Bridges receives consideration of $50,000 per month plus incentive compensation and benefits as may be determined by the Board of Directors of the Company. The Employment Agreement will terminate in the event of Mr. Bridges' death and may be terminated by the Company in the event of Mr. Bridges' disability or for Cause (as defined therein). Mr. Bridges may terminate his employment for Good Reason, which includes (i) certain changes in Mr. Bridges' duties and responsibilities and
(ii) the relocation of Mr. Bridges' principal place of employment. If Mr. Bridges terminates his employment for Good Reason, he will be entitled to receive his incentive bonuses which have accrued through the date of termination and his base compensation and benefits through March 31, 1999. If the Company terminates Mr. Bridges' employment in the event of his disability, he will be entitled to receive his base compensation through March 31, 1999.

SEVERANCE AGREEMENTS

         The Company has entered into Severance Agreements with each of the Named Officers other than Mr. Bridges which provide for severance compensation equal to one year's compensation to the officer in the event of a termination of the officer's employment resulting from a change in control of the Company, including voluntary termination resulting from a change in the officer's responsibilities.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

         THE FOLLOWING REPORT OF THE COMPENSATION COMMITTEE AND THE PERFORMANCE GRAPH THAT APPEARS IMMEDIATELY AFTER SUCH REPORT SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.

COMPENSATION POLICIES ATTRIBUTABLE TO EXECUTIVE OFFICERS

         The compensation of the executive officers of the Company is administered under the supervision of the Compensation Committee which currently consists of four independent directors. The responsibility of the Compensation Committee, among others, is to review and approve the compensation arrangements of all executive officers of the Company. Under the Compensation Committee's direction, the Company has developed an executive compensation program that is designed to attract, motivate and retain the qualified executive officers necessary to achieve the Company's business objectives. The basic philosophy of the executive compensation program is to compensate executive officers for performance that maximizes the Company's return to stockholders. To meet this overall objective, the Company's executive compensation program has been structured and implemented by the Compensation Committee to provide competitive compensation opportunities and various incentive award payments based on Company and individual performance. The Company's executive compensation program is composed of three major components: base salary, annual (short-term) incentive awards and long-term incentive awards.

BASE SALARIES

         The Compensation Committee reviews and approves the base salary of each executive officer, other than Mr. Bridges, on an annual basis. Mr. Bridges' base compensation is determined by the terms of his employment agreement with the Company, which was negotiated in connection with the acquisition of Advance Geophysical on March 25, 1994. In reviewing base salary levels of the executive officers, the Compensation Committee considers a number of factors, including competitive market norms, the level of responsibility of the individual and the individual's performance. However, no specific weighting is applied to these factors. To assess market compensation levels, the Compensation Committee periodically consults with and reviews annual compensation surveys prepared by independent compensation consultants with respect to companies of comparable size in the Company's industry and publicly available compensation information regarding peer companies. In general, the Compensation Committee believes that in order to attract and retain qualified executives, it is necessary to provide base salary compensation that is competitive with market compensation for executives in comparable positions in peer companies. The Company does not target the annual base salaries of the executive officers to a specified level within a range of compensation paid by peer companies; however, the Compensation Committee believes that the annual base salaries of the Named Officers range from competitive to less than competitive in comparison to the base salaries paid to executive officers of the peer companies.

ANNUAL INCENTIVES

         The Company's annual incentive plan provides for the payment of cash incentive awards based on the achievement of certain business unit and individual performance goals. Each fiscal year the Compensation Committee receives information from the Company's management regarding the Company's projected performance in certain financial and strategic areas for such fiscal year. The Compensation Committee reviews management's projections and approves strategic and financial performance goals for various business units and individuals within the Company for the fiscal year. The Compensation Committee establishes threshold levels of performance with respect to the strategic and financial goals which must be met in order for incentive awards to be paid and sets target award levels to be paid upon the achievement of the threshold performance levels. In circumstances it deems appropriate, the Compensation Committee also has the ability to provide awards for accomplishments not contemplated by the established threshold levels of performance. In fiscal year 1995, the payment of incentive awards was based upon the achievement of various individual and business unit performance goals. The relative weights assigned to these goals varied depending upon the individual's position and responsibilities. In fiscal year 1995, only one business unit achieved its performance goals. Accordingly, incentive compensation was awarded to one executive officer of the Company responsible for such business unit.

LONG TERM INCENTIVES

         The Company's current long-term incentive program, which is available to all employees of the Company, provides for the awarding of stock options to reinforce the importance of maximizing stockholder value and to align the interests of the Company's executive officers and stockholders by providing value to the executive when the stock price increases over its exercise price. Under the program, the Company awards stock options pursuant to the

Company's various stock option plans to each executive based on the individual's performance in his or her area of responsibility, the development potential of the individual and the compensation practices of the Company's peers. To focus the long-term incentive program on increasing stockholder value, stock options are generally granted at market price. Thus, for any compensation to be realized pursuant to the stock options, the market price of Landmark Common Stock must increase. In addition, to encourage executive retention and to assure that the program provides a long-term incentive, stock options generally vest 25% per year over the initial four years of their ten year terms and, in the case of vested options, expire 30 days following the termination of the executive's employment other than for death or disability.

CHIEF EXECUTIVE OFFICER COMPENSATION

         The Company manages its compensation for all executives, including the Chief Executive Officer, considering both market rates of compensation for the position and performance. In determining the amount of Mr. Peebler's base salary increase in fiscal 1995, the Compensation Committee considered a number of factors, including, specifically, competitive pay levels. Based on this consideration, the Company determined that such an increase in base salary was appropriate. The Compensation Committee believes that Mr. Peebler's base salary continues to be below the market norm for base salary compensation paid to Chief Executive Officers in the Company's peer group and should be periodically reviewed for further adjustment in light of marketplace pay levels and the Company's performance. Mr. Peebler did not receive any short-term incentive compensation in fiscal 1995.

         For fiscal 1995, the Compensation Committee awarded Mr. Peebler options to purchase 130,000 shares of the Company's Common Stock at 100% of the fair market value of such shares on the dates of grant. The Compensation Committee determined the number of options to award Mr. Peebler based on its assessment of Mr. Peebler's potential contributions to the Company's achievement of its business objectives and competitive compensation practices. By virtue of the option grants, the Compensation Committee also intended to further align Mr. Peebler's interests with the interests of the Company's stockholders. The performance sensitivity of the grants is built into the options, and Mr. Peebler will not receive any gain unless the Company's share price increases over the grant prices.

PERIODIC EVALUATION OF COMPENSATION PROGRAM

         The total compensation package is evaluated periodically relative to peer companies and market norms. This evaluation includes not only an assessment of compensation levels but also of program design and compensation practices.

SUMMARY

         The responsibility of the Compensation Committee is to insure that the Company's compensation program promotes the best interests of the Company's stockholders. The Company's compensation program reflects the Compensation Committee's commitment to link executive compensation to stockholder value. In fiscal 1995, the Company met but did not exceed the internal targets established by the Compensation Committee for the payment of incentive compensation. Accordingly, only limited incentive compensation was paid to the Company's executive officers based on certain accomplishments not contemplated by the established performance thresholds. This direct relationship between pay and performance is an integral part of the Company's compensation strategy. The balance and design of the Company's executive compensation program is intended to insure the executive leadership necessary to increase stockholder value.

September 21, 1995
                                        MEMBERS OF THE COMPENSATION COMMITTEE

                                        Charles L. Blackburn (Chairman)
                                        Lucio L. Lanza
                                        Theodore Levitt
                                        Sam K. Smith

                               PERFORMANCE GRAPH

         Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock, with the cumulative total return of the Nasdaq Stock Market - U.S. Index, the S&P Smallcap 600 Index and the Landmark Peer Group for the five years ended June 30, 1995, assuming the investment of $100 on July 1, 1990 and the reinvestment of dividends.

         The peer group of companies was selected from technology firms with similar lines of business. The companies in the peer group (the "Landmark Peer Group"), in addition to the Company, are as follows: Zycad Corporation, Viewlogic Systems, Inc., Intergraph Corporation, Structural Dynamics Research Corporation, Synopsys, Inc., Input/Output, Inc., Oceaneering International Inc., Digicon, Inc., Intera Information Technologies and Litton Industries, Inc.

         The stock price performance shown on the graph only reflects the change in the Company's stock price relative to the noted indices at June 30 and not for any interim period and is not necessarily indicative of future price performance.

                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                LANDMARK COMMON STOCK, NASDAQ STOCK MARKET- U.S.,
                 S&P SMALLCAP 600 INDEX AND LANDMARK PEER GROUP

                [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

============================================================================
                   7/1/90   6/30/91   6/30/92   6/30/93   6/30/94   6/30/95
----------------------------------------------------------------------------
Landmark          $100.00    136.00     71.00    131.00    203.00    169.00
----------------------------------------------------------------------------
Nasdaq - U.S.     $100.00    106.00    127.00    160.00    162.00    215.00
----------------------------------------------------------------------------
Smallcap 600      $100.00     98.00    115.00    148.00    150.00    181.00
----------------------------------------------------------------------------
Peer Group        $100.00    117.00    113.00    132.00    145.00    174.00
============================================================================

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table and the notes thereto set forth certain information with respect to the beneficial ownership of shares of Common Stock, as of September 15, 1995 (except as noted in the footnotes to such table), by each person or group within the meaning of Section 13(d)(3) of the Exchange Act who is known to the management of the Company to be the beneficial owner of more than five percent of the outstanding Common Stock of the Company:

                                                     AMOUNT AND
                                                     NATURE OF
                  NAME AND ADDRESS                   BENEFICIAL       PERCENT
                 OF BENEFICIAL OWNER                OWNERSHIP (1)    OF CLASS
                 -------------------                -------------    --------
     S. Rutt Bridges ...........................    1,971,263 (2)     11.40%
       7409 South Alton Court, Suite 100
       Englewood, Colorado  80112

     Merrill Lynch Growth Fund for
     Investment and Retirement (3)..............    1,600,000          9.25%
       P.O. Box 9011
       Princeton, New Jersey  08543-9011

     State of Wisconsin Investment Board (4)....    1,500,000          8.67%
       P.O. Box 7842
       Madison, Wisconsin  53707
     ----------------
(1) Except as otherwise indicated, (i) the persons named in this table have sole voting and investment power with respect to all shares of capital stock shown as beneficially owned by them, and (ii) none of the shares shown in this table or referred to in the footnotes hereto are shares of which the persons named in this table have the right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) promulgated under the Exchange Act.

(2) Includes 217,634 shares held directly by Mr. Bridges' wife with respect to which Mr. Bridges disclaims beneficial ownership.

(3) Merrill Lynch Growth Fund for Investment and Retirement ("MLGFIR") has advised the Company that as of July 31, 1995, MLGFIR beneficially owned 1,600,000 shares of Common Stock over which it has shared voting and dispositive power with Merrill Lynch & Co., Inc., Merrill Lynch Group, Inc., Princeton Services, Inc. and Merrill Lynch Asset Management, L.P. d/b/a Merrill Lynch Asset Management ("MLAM"). MLAM, a registered investment adviser under the Investment Advisers Act of 1940, is the investment adviser to MLGFIR, and, thus, may also be deemed to be a beneficial owner of such shares.

(4) Based on information set forth in the Schedule 13G, dated February 13, 1995, filed by the State of Wisconsin Investment Board.

SECURITY OWNERSHIP OF MANAGEMENT

         The following table and the notes thereto set forth certain information with respect to the beneficial ownership of shares of Common Stock of the Company, as of September 15, 1995, by each nominee for director, each Named Officer and by all executive officers and directors as a group:

                                                             OPTIONS
                                                          EXERCISABLE ON
                                                            OR BEFORE
                                          COMMON STOCK     NOVEMBER 15,       COMMON STOCK       PERCENT OF COMMON
           NAME OF INDIVIDUAL                OWNED (1)         1995        BENEFICIALLY OWNED       STOCK OWNED
           ------------------                -----             ----        ------------------       -----------
Charles L. Blackburn ........               2,000             13,750            15,750               *
S. Rutt Bridges .............           1,971,263 (2)              0         1,971,263 (2)          11.40%
James A. Downing II .........              38,240             60,000            98,240               *
Lucio L. Lanza ..............                   0             26,250            26,250               *
Theodore Levitt .............               1,000              7,500             8,500               *
Robert P. Peebler ...........               7,000            183,750           190,750               *
William H. Seippel...........               1,484 (3)         49,200            50,684               *
Sam K. Smith ................               4,400             36,250            40,650               *
William Trebinski............                   0             10,875            10,875               *
All executive officers and directors
as a group (14 persons) . . . . .       2,027,927 (2)(3)     464,075         2,492,002 (2)(3)       14.41%

------------------
* Represents less than one percent of the Common Stock outstanding.

(1) Except as otherwise indicated, (i) the persons named in this table have sole voting and investment power with respect to all shares of capital stock shown as beneficially owned by them, and (ii) none of the shares shown in this table or referred to in the footnotes hereto are shares of which the persons named in this table have the right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) promulgated under the Exchange Act.

(2) Includes 217,634 shares held directly by Mr. Bridges' wife with respect to which Mr. Bridges disclaims dispositive or voting power.

(3) Includes 100 shares indirectly and beneficially owned by Mr. Seippel through his son as to which Mr. Seippel disclaims beneficial ownership.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Exchange Act requires that Company directors, executive officers and persons who own more than 10% of the Common Stock file initial reports of ownership and reports of changes in ownership of Common Stock with the SEC. Officers, directors and stockholders who own more than 10% of the Common Stock are required by the SEC to furnish the Company with copies of all
Section 16(a) reports they file.

         To the Company's knowledge, based solely on the review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended June 30, 1995, all Section 16(a) filing requirements applicable to its officers, directors and 10% stockholders were complied with.

                             INDEPENDENT ACCOUNTANTS

         The Board of Directors, upon recommendation of its Audit Committee, has appointed Price Waterhouse LLP as the Company's independent accountants for the fiscal year ending June 30, 1996. Such appointment does not require the consent or approval of stockholders. A representative of Price Waterhouse LLP is expected to be present at the Meeting to answer any appropriate questions and to make a statement if he desires to do so.

                        PROPOSALS FOR STOCKHOLDER ACTION

                            I. ELECTION OF DIRECTORS

         The nominees for election as directors are Charles L. Blackburn,
S. Rutt Bridges, James A. Downing II, Lucio L. Lanza, Theodore Levitt,
Robert P. Peebler and Sam K. Smith. Information concerning the nominees is set forth in the section captioned "Election of Directors."

         THE BOARD RECOMMENDS A VOTE  FOR  EACH OF THE NOMINEES.

         II. PROPOSAL TO AMEND THE RESTATED CERTIFICATE OF INCORPORATION

         The Board of Directors has approved, and recommends to the stockholders for their approval and adoption, a proposal to amend the Company's Restated Certificate of Incorporation to increase the number of shares of Common Stock which the Company is authorized to issue from 21,400,000 shares to 50,000,000 shares. As of September 15, 1995, there were 17,297,544 shares of Common Stock outstanding and outstanding options to acquire 2,608,092 additional shares of Common Stock. In addition, another 1,467,296 shares of Common Stock have been reserved for issuance pursuant to the Company's stock option plans. The Board of Directors and management of the Company believe that additional shares of Common Stock should be authorized in order to provide flexibility by having authorized, unissued and unreserved shares of Common Stock available for proper corporate purposes. The proposed amendment would ensure that the Company will continue to have additional shares available for future issuance from time to time for proper corporate purposes, including to fund working capital and capital expenditures, possible future business acquisitions, stock options and other employee incentive plans, and for future stock splits effected as dividends. Historically, the Company has issued shares of Common Stock as consideration in or to finance business acquisitions. The Company expects to issue shares of Common Stock in the future as consideration in or to finance business acquisitions where the issuance of such Common Stock is appropriate, including in connection with transactions in which pooling of interests accounting treatment may be sought and transactions to raise cash to repay indebtedness incurred in connection with a business acquisition. Although the flexibility of the Board of Directors to issue additional shares of Common Stock could enhance the Board's ability to negotiate on behalf of the stockholders in a takeover situation and could be used by the Board of Directors to make a change of control more difficult, the Board does not intend the proposed increase in the authorized number of shares of Common Stock to function as an anti-takeover provision and has no present intention of issuing any shares of Common Stock for any such anti-takeover purpose. Moreover, although the additional shares could potentially be issued at times and under circumstances that could have a dilutive effect on earnings per share and on the equity ownership and voting power of the present holders of Common Stock, the Board has no present intention of issuing shares of Common Stock for any purpose other than as described above.

         THE BOARD RECOMMENDS A VOTE FOR THE AMENDMENT OF THE RESTATED CERTIFICATE OF INCORPORATION.
                                  OTHER MATTERS

         The management of the Company is not aware of any other matters to be presented for action at the Meeting; however, if any such matters are properly presented for action, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on such matters.

                              STOCKHOLDER PROPOSALS

         Proposals of stockholders intended to be presented at the 1996 annual meeting of stockholders of the Company must be received, in order to be included in the proxy statement and form of proxy for such meeting, by the Secretary of the Company at the Company's principal executive office no later than June 1, 1996 to comply with the proxy rules of the Securities and Exchange Commission and no earlier than July 16, 1996 and no later than August 16, 1996 to comply with the Company's Bylaws.

                                            By Order of the Board of Directors

                                        /s/ PATTI L. MASSARO
                                            Patti L. Massaro
                                            Secretary

September 28, 1995
Houston, Texas

         STOCKHOLDERS ARE URGED, REGARDLESS OF THE NUMBER OF SHARES OF COMMON STOCK OWNED, TO PROMPTLY DATE, SIGN AND RETURN THE ENCLOSED PROXY. YOUR COOPERATION IN GIVING THESE MATTERS YOUR IMMEDIATE ATTENTION AND IN RETURNING YOUR PROXY PROMPTLY IS APPRECIATED.

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

                          LANDMARK GRAPHICS CORPORATION

P       PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY
      FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 16, 1995
R
     The undersigned hereby appoints Robert P. Peebler and Patti L. Massaro, or
O either of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the annual meeting of
X stockholders of Landmark Graphics Corporation, to be held at the Company's offices at 15150 Memorial Drive, Houston, Texas, on Thursday, November 16,
Y 1995, and at any adjournments thereof, on all matters coming before said meeting.

     Election of Directors, Nominees:

     Charles L. Blackburn, S. Rutt Bridges, James A. Downing II,
     Lucio L. Lanza, Theodore Levitt, Robert P. Peebler and Sam K. Smith

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.
                                                                     SEE REVERSE
                                                                        SIDE
--------------------------------------------------------------------------------
    Please mark your
[X] votes as in
    this example.

                 FOR      WITHHELD
                 all      from all
               Nominees   Nominees
              (except as
              noted below)                          FOR   AGAINST  ABSTAIN
1. Election of   [ ]       [ ]      2. Proposal to  [  ]    [  ]     [  ]
   Directors                           amend the
   (See Reverse).                      Restated
                                       Certificate of
                                       Incorporation

3. In their discretion,
   the Proxies are
   authorized to
   vote upon such other
   business as may
   properly come
   before the meeting.

For all nominees, except vote withheld from the following nominee(s):

-------------------------------------------

         SIGNATURE(S)                                   DATE
                     -------------------------------        --------------------
         SIGNATURE(S)                                   DATE
                     -------------------------------        --------------------
 NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.